                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K



                                    Current Report



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported):  April 28, 1994




                       CHICAGO AND NORTH WESTERN HOLDINGS CORP.
                (Exact name of Registrant as specified in its charter)





                 DELAWARE              33-30874            13-3526817
              (State or other      (Commission File       (IRS Employer
              jurisdiction of          Number)         Identification No.)
              incorporation)





              ONE NORTH WESTERN CENTER
                  CHICAGO, ILLINOIS                     60606
                (Address of principal                 (Zip code)
                 executive offices)




                 Registrant's telephone number, including area code:
                                    (312) 559-6156





          ITEM 5.   OTHER EVENTS

               The event being reported is the issuance on April 28, 1994 of the Company's press release, filed herewith as Exhibit 20.1, hereto. Additional supplementary financial information is attached as Exhibit 20.2.






          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibit 20.1  -- Text of press release dated April 28,
                                     1994 and consolidated statement of
                                     income for the three months ended
                                     March 31, 1994 and 1993.

                    Exhibit 20.2  -- Supplementary financial information
                                     for the three months ended March 31,
                                     1994 and 1993.








                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CHICAGO AND NORTH WESTERN HOLDINGS CORP.
                                                  Registrant


                                   By:        /s/ ROBERT SCHMIEGE
                                                ROBERT SCHMIEGE
                                                   President




          DATE:   April 28, 1994





                                    EXHIBIT INDEX




          EXHIBIT
            NO.

            20.1 Text of press release dated April 28, 1994 and consolidated statement of income for the three months ended March 31, 1994 and 1993.

            20.2 Supplementary financial information for the three months ended March 31, 1994 and 1993.